                                                                  EXECUTIVE COPY
                                  CONFIRMATION

Date:                            November 20, 2007

To:                              CEF Equipment Holding, L.L.C. ("Party B")

Attention:                       Senior Vice President - Corporate Treasury &
                                 Global Funding Operations

From:                            General Electric Capital Services, Inc. ("Party
                                 A")

Transaction Reference Number:    29453/52094

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date referred to below.
This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap and Derivatives Association, Inc., as such definitions are modified and amended by the Schedule to the Master Agreement)
(the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms a part of, and is subject to, the 2002 ISDA
Master Agreement dated as of November 20, 2007, as amended or supplemented from time to time (the "Master Agreement") between you and us. All provisions contained in the Master Agreement shall govern this Confirmation except as expressly modified below.

The capitalized terms used herein and not otherwise defined herein, in the
Master Agreement or in the Definitions shall have the meanings assigned to them in the Indenture, dated as of November 20, 2007, between GE Equipment Midticket
LLC, Series 2007-1 and The Bank of New York, as Indenture Trustee (the
"Indenture") and the Servicing Agreement, dated as of November 20, 2007, between
GE Equipment Midticket LLC, Series 2007-1 and General Electric Capital
Corporation, as Servicer (the "Servicing Agreement"), each as amended or supplemented from time to time.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:             Fixed/Floating Interest Rate Swap

Notional Amount:                 With respect to any Calculation Period, the
                                 product of (i) the sum of the aggregate Loan
                                 Value of Loans that bear interest at a fixed
                                 rate (excluding Hybrid Loans and the
                                 outstanding Note Balance of the Class A-1,
                                 Class A-2a, Class A-3a, Class B and Class C
                                 Notes immediately prior to such Calculation
                                 Period) (collectively, the "Fixed Rate Loans")
                                 as of the beginning of the calendar month in
                                 which the Calculation Period commenced; and
                                 (ii) the lesser of (x)

                                 the quotient of (a) the Outstanding Principal
                                 Balance of the Notes immediately after the
                                 Payment Date on which such Calculation Period
                                 commences; divided by (b) the Pool Balance as
                                 of the beginning of the calendar month in which
                                 the Calculation Period commenced and (y) 1.0.
                                 The Notional Amount for the first Calculation
                                 Period is USD 665,258,492.72.

                                 "Hybrid Loan" means each Loan that accrues
                                 interest based upon an index that is determined
                                 by reference to a floating rate and that is
                                 convertible at the option of the obligor
                                 thereunder to a fixed rate based on a benchmark
                                 index.

Trade Date:                      November 9, 2007

Effective Date:                  November 20, 2007

Termination Date:                The earlier of (i) the Payment Date occurring
                                 in October 2018; (ii) the Payment Date on which
                                 the aggregate outstanding Loan Values of the
                                 Fixed Rate Loans is zero; and (iii) the Payment
                                 Date on which the Outstanding Principal Balance
                                 of the Notes is reduced to zero.

Payment Date:                    One Business Day prior to the last day of each
                                 Calculation Period.

Calculation Period:              Initially, the period from and including the
                                 Effective Date to but excluding, December 14,
                                 2007, and for each period thereafter, from and
                                 including the fourteenth day of each calendar
                                 month to and excluding the fourteenth day of
                                 the next calendar month.

Business Day Convention:         Following

Business Day:                    New York

Fixed Rate Amounts:

     Fixed Rate Payer:           Party B

     Fixed Rate Payer
     Payment Date:               Each Payment Date

     Fixed Rate Payer
     Period End Dates:           Last day of each Calculation Period, with No
                                 Adjustment to Period End Date.

     Fixed Rate:                 4.80% per annum

                                                Fixed/Floating Rate Confirmation

     Fixed Rate Day
     Count Fraction:             30/360

LIBOR Floating Rate Amounts:

     LIBOR Floating Rate Payer:  Party A

     LIBOR Floating Rate Payer
     Payment Dates:              Each Payment Date

      LIBOR Floating Rate
      Payer Period End Dates:    The last day of each Calculation Period,
                                 subject to adjustment in accordance with the
                                 Following Business Date Convention.

      Reset Date:                The first day of each Interest Accrual Period,
                                 subject to adjustment in accordance with the
                                 Following Business Date Convention.

      LIBOR Floating Rate:       USD-LIBOR-BBA

      Designated Maturity:       One month

      Cap Rate:                  N/A

      LIBOR Floating Rate Day
      Count Fraction:            Actual/360

      Compounding:               N/A

Calculation Agent:               Party A

Account Details

          Payments to Party A: To be provided in written instructions.

          Payments to Party B: To be provided in written instructions.

                            [Signature Page Follows].

                                                Fixed/Floating Rate Confirmation

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                        GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                Fixed/Floating Rate Confirmation

Accepted and confirmed as of
the date first above written:

CEF EQUIPMENT HOLDING, L.L.C.,

By
  -------------------------------------
  Name:
  Title:

                                                Fixed/Floating Rate Confirmation